                                                                       [LOGO]
                                                                     ADVANTUS
                                                                 FAMILY OF FUNDS


                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                      ADVANTUS MONEY MARKET FUND


                                                              SEPTEMBER 30, 1995

ADVANTUS MONEY MARKET FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                  2

INVESTMENTS IN SECURITIES           4

STATEMENT OF ASSETS AND
LIABILITIES                         6

STATEMENT OF OPERATIONS             7

STATEMENT OF CHANGES IN
NET ASSETS                          8

NOTES TO FINANCIAL
STATEMENTS                          9

INDEPENDENT AUDITORS'
REPORT                             12

FEDERAL INCOME TAX
INFORMATION                        13

SHAREHOLDER SERVICES               14

October 30, 1995

                                                                         [PHOTO]
Dear Shareholders:

The first nine months of 1995 produced exceptional returns for both stock and bond investors. Subdued inflation and a growing economy combined to create a positive secular environment for financial assets.

A 140 basis point reduction in the 30-year Treasury Bond produced a 21 percent return since the beginning of the year. Corporate bonds returned 16.5 percent according to the Lehman Corporate Bond Index. If this pace continues, the bond market will finish off one of its best years ever - a sharp reversal from 1994.

Investors reacted strongly to every actual and perceived economic shift creating unusual volatility in the bond market. The sharp sell off in July and August was just such an over reaction. Long term yields will be driven by continuing concerns about the budget process in Washington, the near term direction of the economy and the dollar's performance. Nonetheless, we expect Treasury Bills to remain trading in the 6-7 percent range.

Technology, financial and consumer companies drove the stock market to all-time record highs in the third quarter as measured by the S&P 500. While this produced spectacular results, the extended run may create additional vulnerability in the market. The chief concerns are disappointing earnings announcements and a general slow down in profitability. According to Ibbotson Associates, there have only been four times since 1927 that stock prices have risen more in the first nine months of the year. In each instance, the market cooled off in the final quarter. Factors which could push the market up in the short term, however, are a significant interest rate reduction or a surge in foreign portfolio inflows.

The current economic expansion is displaying the mixed signals of maturation. However, we do not expect an early end to the recovery. The economy's recent slow growth pattern should lengthen the life of the expansion by reducing inflationary pressures and consequently, the need for money tightening measures. It is unlikely that the economy will regain the robust pace of the early stages of the expansion.

The market does hold opportunity for investors. Diversification across industries and geographic regions remains a key element to successful investing. However, determining which investments will benefit in both the near and long term requires professional experience. Advantus Capital Management, Inc. offers a family of eight funds which are designed to help you reach your goals with a thoughtful, well conceived investment strategy.

Sincerely,

Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS MONEY MARKET FUND
PERFORMANCE UPDATE
[PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Money
Market Fund is a mutual fund designed for investors seeking a high level of current income consistent with preservation of capital and liquidity. The Fund plans to achieve its objective by concentrating investments in short-term money market instruments including U.S. Treasury
Bills, high grade commercial paper and
bank certificates of deposit.
  -Seeks to maintain stable net asset value.
  -Free checkwriting and telephone redemption.
  -Dividends declared daily and paid monthly.

INVESTMENT IN THE ADVANTUS MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
PERFORMANCE

The Fund's seven day compounded yield was 5.00 percent* as of September 30, 1995. For the trailing 12 months, the Fund returned 5.02 percent.*

The short term yield curve has been volatile over the past year, although rates finished near where they started 12 months ago. Yields on the three month U.S. Treasury Bill increased 64 basis points to yield 5.41 percent at September 30. The six month U.S. Treasury Bill ended the period only 15 basis points higher at
5.58 percent.

PORTFOLIO RECAP

During the past year, the Federal Reserve raised short term interest rates on two occasions and cut them once. The decision to cut interest rates represented a change in direction by the Federal Reserve, after six moves to raise rates that began in February 1994. After their July meeting, the Federal Reserve cut both the Fed Funds and discount rate by 25 basis points, citing moderate inflation as the key to the rate cut.

The Federal Reserve move created little market reaction because investors previously moved rates lower in anticipation of the Federal Reserve's action. The Fed Funds rate now stands at 5.75 percent and the discount rate at 5.00 percent. With inflation running about 3 percent, money market yields around 5 percent are attractive on a historical, inflation adjusted basis.

With short term interest rates recently showing signs of stability, the portfolio's average days to maturity has been extended to 41 days.

The portfolio continues to be void of derivative securities. We invest exclusively in U.S. Treasury Bills, U.S. agencies, and high quality commercial paper to maintain both excellent liquidity and quality.

OUTLOOK

Short term interest rates should gradually move lower in the coming months. The July Federal Reserve cut was not followed by additional moves in August or September. This leaves room for rates to ease in the fourth quarter or beyond.

The keys to future Fed easing are inflation, economic growth, and the Federal deficit. The inflation picture is excellent and continued low inflation should allow the Fed room to eventually lower short-term rates. Economic

                                                      ADVANTUS MONEY MARKET FUND
                                                              SEPTEMBER 30, 1995

growth for the third and fourth quarter is expected to be slightly below the Fed's target of 2.5 percent. Slower growth will give the Fed flexibility to lower rates to stimulate growth. The other factor to a future rate ease is the Federal budget deficit. If credible deficit cutting action comes out of Washington this fall, the Fed would have more room to maneuver.

Based on current conditions, we expect the Fed to cut short term interest rates by at least 25 basis points in the fourth quarter. This will cause money market yields to drift lower during upcoming months, keeping the current trend in place.

                            AVERAGE DAYS TO MATURITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           AVERAGE DAYS TO MATURITY
10/04/94                         28
10/11/94                         26
10/18/94                         24
10/25/94                         28
11/01/94                         28
11/08/94                         31
11/15/94                         27
11/22/94                         38
11/29/94                         34
12/06/94                         34
12/13/94                         40
12/20/94                         38
12/27/94                         31
01/03/95                         27
01/10/95                         28
01/17/95                         29
01/24/95                         30
01/31/95                         30
02/07/95                         28
02/14/95                         30
02/21/95                         31
02/28/95                         27
03/07/95                         26
03/14/95                         31
03/21/95                         36
03/28/95                         34
04/04/95                         30
04/11/95                         31
04/18/95                         32
04/25/95                         29
05/02/95                         29
05/09/95                         36
05/16/95                         36
05/23/95                         35
05/30/95                         37
06/06/95                         40
06/13/95                         39
06/20/95                         45
06/27/95                         43
07/04/95                         39
07/11/95                         35
07/18/95                         32
07/25/95                         36
08/01/95                         40
08/08/95                         41
08/15/95                         41
08/22/95                         39
08/29/95                         33
09/05/95                         29
09/12/95                         29
09/19/95                         34
09/26/95                         34
09/30/95                         41

                          SEVEN DAY COMPOUNDED YIELD*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPOUND YIELD
10/04/94               3.86
10/11/94               3.96
10/18/94               4.10
10/25/94               4.05
11/01/94               4.15
11/08/94               4.19
11/15/94               4.27
11/22/94               4.51
11/29/94               4.54
12/06/94               4.67
12/13/94               4.83
12/20/94               5.06
12/27/94               5.13
01/03/95               5.18
01/10/95               5.19
01/17/95               5.13
01/24/95               5.19
01/31/95               5.16
02/07/95               5.15
02/14/95               5.32
02/21/95               5.22
02/28/95               5.27
03/07/95               5.33
03/14/95               5.35
03/21/95               5.34
03/28/95               5.36
04/04/95               5.37
04/11/95               5.26
04/18/95               5.43
04/25/95               5.37
05/02/95               5.31
05/09/95               5.32
05/16/95               5.33
05/23/95               5.32
05/30/95               5.33
06/06/95               5.34
06/13/95               5.27
06/20/95               5.29
06/27/95               5.22
07/04/95               5.27
07/11/95               5.26
07/18/95               5.24
07/25/95               5.23
08/01/95               5.18
08/08/95               5.08
08/15/95               5.10
08/22/95               5.01
08/29/95               5.05
09/05/95               5.08
09/12/95               5.02
09/19/95               5.05
09/26/95               5.01
09/30/95               5.02

The seven-day compounded yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical results are not an indication of future performance.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1995

(Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                            ------------
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (7.5%)
$1,000,000 Farm Credit Discount Note.........................      5.72%   10/19/95  $    997,060
  200,000  Federal Home Loan Bank Discount Note..............      5.75%   11/21/95       198,385
1,225,000  Federal National Mortgage Association Discount
            Note.............................................      5.76%   02/22/96     1,197,616
  205,000  U.S. Treasury Bill................................      5.57%   10/12/95       204,630
  120,000  U.S. Treasury Bill................................      5.44%   12/07/95       118,796
                                                                                     ------------
           Total U.S. government and agencies obligations (cost: $2,716,487).......     2,716,487
                                                                                     ------------
COMMERCIAL PAPER (89.5%)
  CAPITAL GOODS (8.3%)
    Aerospace/Defense (4.5%)
1,650,000  Raytheon Co.......................................      5.80%   11/13/95     1,638,586
                                                                                     ------------
    Information Processing (3.7%)
1,360,000  Hewlett-Packard...................................      5.79%   10/17/95     1,356,384
                                                                                     ------------
  CONSUMER GOODS AND SERVICES (3.7%)
    Management (3.7%)
1,330,000  PHH Corporation...................................      5.83%   11/01/95     1,323,238
                                                                                     ------------
  CONSUMER STAPLES (34.2%)
    Drugs (7.9%)
1,030,000  American Home Products (c)........................      5.89%   10/12/95     1,028,022
  550,000  American Home Products (c)........................      5.83%   11/13/95       546,168
1,300,000  Schering Corp.....................................      5.75%   01/17/96     1,278,115
                                                                                     ------------
                                                                                        2,852,305
                                                                                     ------------
    Food (13.2%)
1,500,000  Brown Forman......................................      5.85%   12/27/95     1,479,137
1,000,000  Campbell Soup.....................................      5.84%   11/21/95       991,796
1,100,000  Coca-Cola Company.................................      5.73%   11/22/95     1,090,931
1,200,000  CPC International Inc (c).........................      5.82%   11/07/95     1,192,805
                                                                                     ------------
                                                                                        4,754,669
                                                                                     ------------
    Media (6.9%)
1,300,000  McGraw-Hill Co....................................      5.83%   10/24/95     1,295,086
1,200,000  American Broadcast (c)............................      5.81%   10/04/95     1,199,251
                                                                                     ------------
                                                                                        2,494,337
                                                                                     ------------
    Retail (6.2%)
1,250,000  Melville Corp.....................................      5.92%   10/23/95     1,245,400
1,000,000  Toys R Us, Inc....................................      5.80%   10/25/95       996,056
                                                                                     ------------
                                                                                        2,241,456
                                                                                     ------------

              See accompanying notes to investments in securities.

                                                      ADVANTUS MONEY MARKET FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(A)
---------                                                                            ------------
COMMERCIAL PAPER -- CONTINUED
  CREDIT SENSITIVE (2.8%)
    Hardware and Tools (2.8%)
$1,000,000 Stanley Works.....................................      5.85%   10/05/95  $    999,203
                                                                                     ------------
  ENERGY (8.9%)
    Natural Gas Distribution (5.9%)
1,250,000  Consolidated Natural Gas..........................      5.83%   10/16/95     1,246,822
  900,000  Equitable Resources (c)...........................      5.83%   10/31/95       895,583
                                                                                     ------------
                                                                                        2,142,405
                                                                                     ------------
    Oil and Gas Production (3.0%)
1,115,000  Atlantic Richfield................................      5.71%   12/20/95     1,101,076
                                                                                     ------------
  FINANCIAL (18.5%)
    Consumer Finance (18.5%)
1,300,000  Associates Corp...................................      5.78%   12/01/95     1,287,373
1,015,000  Ford Motor Credit.................................      5.80%   12/21/95     1,001,984
1,270,000  General Electric Capital Corp.....................      5.85%   10/19/95     1,266,186
1,130,000  GMAC..............................................      5.98%   10/11/95     1,128,001
1,200,000  Norwest Financial.................................      5.85%   10/18/95     1,196,568
  800,000  Pitney-Bowes Credit...............................      5.95%   10/02/95       799,744
                                                                                     ------------
                                                                                        6,679,856
                                                                                     ------------
  UTILITIES (13.1%)
    Electric (3.0%)
1,100,000  Midamerica Energy.................................      5.87%   10/20/95     1,096,486
                                                                                     ------------
    Telephones (10.1%)
  915,000  AT&T Corp.........................................      5.82%   02/09/96       896,145
  740,000  Bellsouth Capital.................................      5.79%   11/03/95       736,065
  840,000  Southwestern Bell Capital (c).....................      5.82%   10/10/95       838,675
1,175,000  US West Capital (c)...............................      5.83%   11/02/95     1,168,873
                                                                                     ------------
                                                                                        3,639,758
                                                                                     ------------
           Total commercial paper (cost: $32,319,759)..............................    32,319,759
                                                                                     ------------
           Total investments in securities (cost: $35,036,246) (b).................  $ 35,036,246
                                                                                     ------------
                                                                                     ------------

Notes to Investments in Securities
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at September 30, 1995.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program of other "accredited investors." These securities have been determined to be liquid under guidelines established by the board of directors.

ADVANTUS MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                              ASSETS
Investment in securities, at value--see accompanying schedule for detailed listing
 (identified cost: $35,036,246)......................................................  $ 35,036,246
Cash in bank on demand deposit.......................................................       336,506
Receivable for Fund shares sold......................................................       840,284
                                                                                       ------------
    Total assets.....................................................................    36,213,036
                                                                                       ------------
                                            LIABILITIES
Payable for Fund shares repurchased..................................................        77,578
Payable to Adviser...................................................................        24,636
Dividends payable to shareholders....................................................         4,223
                                                                                       ------------
    Total liabilities................................................................       106,437
                                                                                       ------------
Net assets applicable to outstanding capital stock...................................  $ 36,106,599
                                                                                       ------------
                                                                                       ------------
Represented by:
  Capital stock--authorized 1 billion shares of $.01 par value; outstanding,
   36,106,599 shares.................................................................  $    361,066
  Additional paid-in capital.........................................................    35,745,533
                                                                                       ------------
    Total--representing net assets applicable to outstanding capital stock...........  $ 36,106,599
                                                                                       ------------
                                                                                       ------------
Net asset value per share............................................................  $       1.00
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1995

Investment income:
  Interest...........................................................................  $  1,713,401
                                                                                       ------------
Expenses (note 3):
  Investment advisory fee............................................................       148,238
  Distribution fees..................................................................        88,943
  Transfer Agent fees and expenses...................................................        93,369
  Adminstrative services fee.........................................................        33,400
  Custodian fees.....................................................................        10,635
  Auditing and accounting services...................................................        12,420
  Legal fees.........................................................................         4,734
  Directors' fees....................................................................           650
  Registration fees..................................................................        34,983
  Printing and shareholder reports...................................................        32,560
  Insurance..........................................................................         5,740
  Other..............................................................................        26,564
                                                                                       ------------
    Total expenses...................................................................       492,236
  Less fees and expenses waived or absorbed:
    Distribution fees................................................................       (88,943)
    Other fund expenses..............................................................      (151,288)
                                                                                       ------------
    Total fees and expenses waived or absorbed.......................................      (240,231)
                                                                                       ------------
    Total net expenses...............................................................       252,005
                                                                                       ------------
    Investment income--net...........................................................     1,461,396
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $  1,461,396
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED SEPTEMBER 30, 1995 AND
PERIOD FROM NOVEMBER 1, 1993 TO SEPTEMBER 30, 1994

                                                                         1995         1994
                                                                      -----------  -----------
Operations:
  Investment income--net............................................  $ 1,461,396  $   652,265
                                                                      -----------  -----------
    Increase in net assets resulting from operations................    1,461,396      652,265
                                                                      -----------  -----------

Distributions to shareholders from net investment income............   (1,461,396)    (652,265)
                                                                      -----------  -----------
Capital share transactions, at a constant net asset value of $1.00:
  Proceeds from sales...............................................   65,293,589   48,553,873
  Shares issued as a result of reinvested dividends.................    1,438,611      646,223
  Payments for redemption of shares.................................  (56,344,359) (46,586,984)
                                                                      -----------  -----------
    Increase in net assets from capital share transactions..........   10,387,841    2,613,112
                                                                      -----------  -----------
    Total increase in net assets....................................   10,387,841    2,613,112
Net assets at beginning of period...................................   25,718,758   23,105,646
                                                                      -----------  -----------
Net assets at end of period.........................................  $36,106,599  $25,718,758
                                                                      -----------  -----------
                                                                      -----------  -----------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1995

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995, shareholders of the Fund approved a name change to Advantus Money Market Fund, Inc. (effective March 1,
1995). Prior to March 1, 1995, the Fund was known as MIMLIC Money Market Fund, Inc.

    On January 18, 1994, the Board of Directors elected to change the fiscal year end of the Fund from October 31 to September 30.

    The significant accounting policies of the Fund are summarized as follows:

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1995, purchases of securities and proceeds from sales aggregated $211,021,643 and $199,737,455, respectively.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund pays The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, a flat fee of $977 per month plus $1.50 per month per account for transfer agent fees and expenses.

    The Fund has adopted a Plan of Distribution relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a fee up to .30 percent of average daily net assets to be paid to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. MIMLIC Sales is currently waiving all of the distribution fees from the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1995, the administrative service fee was $3,350 per month. Effective February 1, 1995, the administrative service fee is $2,500 per month.

    Advantus Capital (MIMLIC Management prior to March 1, 1995) directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital (MIMLIC Management prior to March 1, 1995). During the year ended September 30, 1995 Advantus Capital and MIMLIC Management voluntarily agreed to absorb $151,288 in expenses which were otherwise payable by the Fund.

    As of September 30, 1995, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole own 10,568,810 shares or 29.3 percent of the Fund's total shares outstanding.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,350.

(4) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                      PERIOD FROM
                                                      NOVEMBER 1,
                                      YEAR ENDED        1993 TO       YEAR ENDED OCTOBER 31,
                                     SEPTEMBER 30,   SEPTEMBER 30,   -------------------------
                                         1995            1994         1993     1992     1991
                                     -------------   -------------   -------  -------  -------
Net asset value, beginning of
 period............................     $ 1.000         $ 1.000      $ 1.000  $ 1.000  $ 1.000
                                     -------------   -------------   -------  -------  -------
Income from investment operations:
  Net investment income............        .049            .027         .025     .033     .056
                                     -------------   -------------   -------  -------  -------
    Total from investment
     operations....................        .049            .027         .025     .033     .056
                                     -------------   -------------   -------  -------  -------
Less distributions:
  Dividends from net investment
   income..........................       (.049)          (.027)       (.025)   (.033)   (.056)
                                     -------------   -------------   -------  -------  -------
    Total distributions............       (.049)          (.027)       (.025)   (.033)   (.056)
                                     -------------   -------------   -------  -------  -------
Net asset value, end of period.....     $ 1.000         $ 1.000      $ 1.000  $ 1.000  $ 1.000
                                     -------------   -------------   -------  -------  -------
                                     -------------   -------------   -------  -------  -------
Total return (a)...................        5.0%            2.7%(b)      2.5%     3.4%     5.9%
Net assets, end of period (in
 thousands)........................     $36,107         $25,719      $23,106  $23,136  $33,889
Ratio of expenses to average daily
 net assets (c)....................        .85%            .85%(d)      .85%     .85%     .85%
Ratio of net investment income to
 average daily net assets (c)......       4.93%           2.95%(d)     2.45%    3.35%    5.63%

----------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value.
(b) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(c) The Fund's Adviser and Distributor voluntarily waived or absorbed $240,231, $222,862, $210,392, $224,636 and $216,386 in expenses for the year ended
     September 30, 1995, the period from November 1, 1993 to September 30, 1994 and the years ended October 31, 1993, 1992 and 1991, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.66%, 1.86%, 1.74%, 1.59% and 1.36%, respectively, and the ratio of net investment income to average daily net assets would have been 4.12%, 1.94%, 1.56%, 2.61% and 5.12%, respectively.
(d)  Adjusted to an annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Money Market Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Money Market Fund, Inc. (the Fund) as of September 30, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for the year ended September 30, 1995 and the period from November 1, 1993 to September 30, 1994 and the financial highlights for the year ended September 30, 1995, the period from November 1, 1993 to September 30, 1994 and each of the years in the three-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1995 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1995

                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1995. Dividends for the 1995 calendar year will be reported to you on Form 1099-Div in late January 1996. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

    Income distributions--taxable as dividend income, none qualifying for deduction by corporations.

PAYABLE DATE                                                                           PER SHARE
-------------------------------------------------------------------------------------  ---------
October 1994.........................................................................  $  0.0034
November 1994........................................................................     0.0035
December 1994........................................................................     0.0041
January 1995.........................................................................     0.0043
February 1995........................................................................     0.0039
March 1995...........................................................................     0.0044
April 1995...........................................................................     0.0043
May 1995.............................................................................     0.0044
June 1995............................................................................     0.0042
July 1995............................................................................     0.0043
August 1995..........................................................................     0.0042
September 1995.......................................................................     0.0040
                                                                                       ---------
                                                                                       $  0.0490
                                                                                       ---------
                                                                                       ---------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value. (Exchanges from the Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge.) Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from you fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or saving account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPs, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. Amounts over $1,000 will be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Amounts for less than $1,000 will be mailed to your bank on your behalf. To set this up, please send a voided check from your bank. Depending upon the performance of the underlying investment options, the cash value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc.'s six portfolio managers manage eight mutual funds containing $272 million in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

      THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

              READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                  ADVANTUS-TM-
                                FAMILY OF FUNDS

                            MIMLIC SALES CORPORATION
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                            1-800-443-3677

MIMLIC SALES CORPORATION                                   BULK RATE
400 ROBERT STREET NORTH                                U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                   ST. PAUL, MN
                                                        PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48643 11/95